================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 15, 2008

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
                               ------------------

          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      (1)

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a) On September 15, 2008, Acme United Corporation (the "Company"), based on its Audit Committee's recommendation and approval, dismissed Ernst & Young LLP ("E&Y") as the Company's independent registered public accountants. The audit committee took this action after consultation with management to enable the Company to obtain audit and related services at a lower annual cost.

          E&Y's reports on the Company's financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2007 and 2006 and through the date of dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

          The Company has provided E&Y with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). The Company requested in writing that E&Y furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. The letter from E&Y is included as an exhibit to this Form 8-K.

          (b) On September 18, 2008, the Audit Committee of the Company's Board of Directors approved the engagement of UHY LLP ("UHY") as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2008.

          During the years ended December 31, 2007 and 2006 and through the date of the Audit Committee's decision, the Company did not consult UHY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit Number             Description
--------------             -----------
16                         Letter regarding change in certifying accountant from
                           Ernst & Young LLP.

                                      (2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
         ------------------------------
                Walter C. Johnsen
                  Chairman and
             Chief Executive Officer

Dated:  September 18, 2008



By          /s/ PAUL G. DRISCOLL
         ------------------------------
                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  September 18, 2008

                                      (3)

EXHIBIT INDEX


     Exhibit Number               Description
     --------------               -----------
     16                           Letter regarding change in certifying
                                  accountant from Ernst & Young LLP

                                      (4)